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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                   _______________

                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 1996


                          AMPAL-AMERICAN ISRAEL CORPORATION
                (Exact name of Registrant as specified in its charter)

NEW YORK                             0-538                        13-0435685
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(State or other                   (Commission              (I.R.S. Employer
jurisdiction of                     File Number)           Identification No.)
incorporation


1177 AVENUE OF THE AMERICAS, NEW YORK NEW YORK 10036
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number,
INCLUDING AREA CODE:                               (212) 782-2100
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(Former Name or Former Address, if Changed Since Last Report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On December 23, 1996, Ampal Industries, Inc. ("Ampal Industries"), a wholly-owned subsidiary of Registrant, and Ampal Industries (Israel) Ltd. ("Ampal Industries (Israel)") a wholly-owned subsidiary of Ampal Industries (collectively, the "Ampal Group"), transferred their 58.5% equity interest in Pri Ha'emek (Canned and Frozen Food) 88 Ltd. ("Pri Ha'emek"), a food processing company, to Agrifarm International Limited ("Agrifarm"), a British company. The sale was made pursuant to an agreement entered into between Ampal Industries and Agrifarm on October 11, 1996.

         As part of the same transaction, the following were effected:

    1. The Ampal Group waived its rights to receive the outstanding balance of loans made by it to Pri Ha'emek in the amount of NIS 7,897,796 (equal to $2,415,967)*.

    2. The Ampal Group assigned to Agrifarm loans in the amount of NIS 3,033,720 (equal to $928,027)*, due from Pri Ha'emek.

    3. The Ampal Group transferred to Agrifarm $1,500,000, which amount Agrifarm transferred to Pri Ha'emek in exchange for which Bank Hapoalim B.M. released the Ampal Group from guarantees of debts of Pri Ha'emek totaling $1,500,000.

    4. The Ampal Group transferred NIS 2,045,812 (equal to $625,822)* to Pri Ha'emek.

    5. Agrifarm granted to the Ampal Group an option to repurchase between 5.8% and 8.3% of Pri Ha'emek's shares from Agrifarm for one and one-half years at a price of NIS 0.50 per share. The number of shares covered by this option is dependent upon the number of shares of Pri Ha'emek which may be purchased by Agrifarm from another shareholder of Pri Ha'emek. Pri Ha'emek had approximately 14 million shares outstanding on September 30, 1996.

* As at December 23, 1996, the rate of exchange between the New Israel Shekel and the U.S. Dollar was NIS 3.269 to $1.00.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B) PRO FORMA FINANCIAL INFORMATION                                  Page

Pro Forma Consolidated Statement of Income for
 the Year Ended December 31, 1995 (Unaudited)                          4

Notes and Management's Assumptions to Pro
 Forma Consolidated Statement of Income for
 the Year Ended December 31, 1995 (Unaudited)                          5

(C) EXHIBITS

Exhibit 2 --  English translation of a Share Purchase Contract dated October
              11, 1996, between Ampal Industries, Inc. and Agrifarm International Ltd. (Incorporated by reference to Exhibit 10 to Form 10-Q for the quarterly period ended September 30, 1996.)

                                          2

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Item 7(b)  PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 has been prepared to reflect the disposition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of Ampal-American Israel Corporation (the "Registrant") and its subsidiaries (the "Company") and should be read in conjunction with the notes and management's assumptions thereto. The Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 was prepared assuming the transaction occurred on the first day of the period presented and excludes results of operations of Pri Ha'emek (Canned and Frozen Food) 88 Ltd. ("Pri Ha'emek") for the year ended December 31, 1995. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the disposition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the results of operations for future periods.


The Company recorded the disposition transaction in its September 30, 1996 consolidated financial statements presented in Form 10-Q, and the effect of this transaction was reflected in those consolidated financial statements as discontinued operations. The December 31, 1995 Consolidated Balance Sheet was restated to give effect to the disposition.

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AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)



                                            YEAR ENDED DECEMBER 31, 1995
                                       --------------------------------------
                                                      Pro Forma
                                        HISTORICAL    ADJUSTMENTS    PRO FORMA
                                       ----------    -----------    ---------

REVENUES:
Equity in earnings of affiliates......  $  7,424                    $  7,424
Food processing and manufacturing.....    41,601      (31,442)2(a)    10,159
Interest:
 Related parties......................    10,515          296 2(a)    10,811
 Others...............................     3,781         (152)2(a)     3,629
Rental income.........................     8,450         (657)2(b)     7,793
Realized and unrealized gains
  on investments......................     2,193                       2,193
Gains on sale of real estate
  rental property.....................     2,009       (1,483)2(c)       526
Other.................................     2,178                       2,178
                                        --------                    --------
     Total revenues...................    78,151                      44,713
                                        --------                    --------

EXPENSES:
Food processing and manufacturing.....    46,767      (37,331)2(a)     9,436
Interest:
 Related parties......................     4,392       (1,284)2(a)     3,108
 Others...............................    11,898       (2,085)2(a)     9,813
Rental property operating expenses....     3,385         (499)2(b)     2,886
Minority interests....................    (3,448)       3,150 2(d)      (298)
Other.................................     7,124          296 2(a)     7,420
                                        --------                    --------
     Total expenses...................    70,118                      32,365
                                        --------                    --------
Income before income taxes............     8,033                      12,348
Income taxes..........................     5,867                       5,867
                                        --------                    --------

     NET INCOME.......................  $  2,166                    $  6,481
                                        --------                    --------
                                        --------                    --------

 Earnings per Class A share...........      $.08                        $.23
                                        --------                    --------
                                        --------                    --------

Weighted average number of Class A and
 equivalent shares outstanding
  (in thousands)......................    24,980                      24,980





The accompanying notes and management's assumptions to the consolidated statement of income are an integral part of this statement.

                                          4

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                  AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
                          NOTES AND MANAGEMENT'S ASSUMPTIONS
                                     TO PRO FORMA
                           CONSOLIDATED STATEMENT OF INCOME
                   FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)


1.  BASIS OF PRESENTATION:

The Company sold all of its interest in its food processing subsidiary, Pri Ha'emek (Canned and Frozen Food) 88 Ltd. ("Pri Ha'emek") to Agrifarm International Limited ("Agrifarm"), a British company.

The accompanying pro forma consolidated statement of income is presented as if the disposition transaction occurred on January 1, 1995.

The pro forma financial statement should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1995. In management's opinion, all material adjustments necessary to reflect the effects of the disposition transaction by the Company have been made.

The pro forma consolidated statement of income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the disposition transaction had been completed as of January 1, 1995, nor is it necessarily indicative of the results of operations for future periods.


2.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

     (a) to reflect the disposition of the Company's food processing segment, which represents Pri Ha'emek's operations.

     (b)  to eliminate Pri Ha'emek's rental income and expenses.

     (c) to eliminate the gain on sale of Pri Ha'emek's real estate rental property.

     (d)  to eliminate minority interests in Pri Ha'emek.


3.  ADDITIONAL INFORMATION

As a result of the disposition transaction, the Company recorded a tax benefit in the amount of $4.1 million which was reflected in its financial statements for the nine month period ended September 30, 1996.

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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        AMPAL-AMERICAN ISRAEL CORPORATION



Date: January 7, 1997              By:  /s/Lawrence Lefkowitz
                                        ------------------------------------
                                        Lawrence Lefkowitz, President



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